Reserve	12 Months Ended
Mar. 31, 2026
Reserve [Abstract]
Reserve
12.	Reserve

Merger reserve

Merger reserve represents the difference the between value of the ordinary shares issued in exchange for the ordinary shares of the subsidiary acquired under business combination under common control.

Capital reserve

Capital reserve represents non-distributable reserve which arose from waiver of inter-company balances in prior years.

Foreign currency translation reserve

Foreign currency translation reserve represents exchange differences arising from the translation of the financial statements of foreign operations whose functional currencies are different from that of the Company’s presentation currency.

Share premium

Share premium includes any premiums received on the issue of the Company’s Ordinary Shares. Any transaction costs associated with the issuing of shares are deducted from share premium, net of any related income tax benefits.